IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND

(the “Fund”)

Supplement to Summary Prospectus and Prospectus dated February 1, 2026, as may be supplemented and/or revised from time to time

The following change is effective November 1, 2026:

The following replaces the first paragraph under “Principal Investment Strategies” in the Summary Prospectus and under “Principal Investment Strategies” in the “Fund Summary” section in the Prospectus for the Fund:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in growth securities (the “80% Policy”). Growth securities are common stocks of companies that are expected, over the long term, to have earnings growth that is faster than the growth of the U.S. economy, or companies that are constituents of the Russell 1000® Growth Index (the “Index”). The Fund invests in common stocks of approximately 20 to 35 companies. The Fund will normally invest in common stocks of companies having market capitalizations that rank among the top 1,000 U.S. companies. The Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts, such as American Depositary Receipts (“ADRs”), which are either sponsored or unsponsored, that evidence ownership in underlying foreign stocks) and in publicly traded real estate investment trusts (“REITs”). The Fund is “non-diversified” and may invest, a greater percentage of its assets in the securities of a single issuer than a “diversified” fund. The Fund may also lend its securities.

September 1, 2026	48698-00 9.1.26